EXHIBIT A



                          [Form of Warrant Certificate]


No. ____________________________                   VOID AFTER MAY 11, 2003


THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.


                            NUWAVE TECHNOLOGIES, INC.

     Class A Redeemable Warrant for the Purchase of Shares of Common Stock,
                            par value $0.01 per share


                                                                       CUSIP [ ]


         THIS CERTIFIES that, for value received, ________________________, with an address at _______________________________ (including any registered assignee, the "Holder"), is entitled to subscribe for and purchase from NUWAVE Technologies, Inc., a Delaware corporation (the "Company"), upon the terms and conditions set forth herein and the Warrant Agreement (as hereinafter defined), at any time and from time to time from the date of the final closing of the Offering (as defined in the Warrant Agreement) until 5:00 P.M. on May 11, 2003, New York time (the "Exercise Period"), __________ shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), at a price per share (the "Exercise Price") equal to the average closing bid price for the Common Stock for the eight (8) consecutive trading days from and including April 28, 1998 to and including May 7, 1998.

         This Warrant Certificate and each Warrant represented hereby are issued pursuant to and are subject in all respects to the terms and conditions set forth in the Warrant Agreement, dated as of May 15, 1998 (the "Warrant Agreement"), between the Company and American Stock Transfer & Trust Company (the "Warrant Agent").

         The Warrants may be exercised by the Holder, in whole or in part, at any time and from time to time during the Exercise Period through a cash or cashless exercise upon presentation and surrender of this Warrant Certificate, with the appropriate exercise form attached hereto duly executed, at the corporate office of the Warrant Agent at 99 Wall Street, New York, New York 10005, and if a cash exercise, accompanied by payment of the full Exercise Price for the Warrants in lawful money of the United States of America in cash or by certified or bank check made payable to the Company, as more fully described in the Warrant Agreement.

         In the event of certain contingencies provided for in the Warrant Agreement, the Exercise Price and the number of shares of Common Stock subject to purchase upon the exercise of each Warrant represented hereby are subject to modification or adjustment.

         Each Warrant represented hereby is exercisable at the option of the Holder, but no fractional shares will be issued. In the case of the exercise of less than all the Warrants represented hereby, the Company shall cancel this Warrant Certificate upon the surrender hereof and shall execute and deliver a new Warrant Certificate or Warrant Certificates of like tenor, which the Warrant Agent shall countersign, for the balance of such Warrants.

         The Company shall not be obligated to deliver any securities pursuant to the exercise of the Warrants represented hereby unless at the time of exercise (i) the Company has filed with the Securities and Exchange Commission a registration statement under the Securities Act of 1933, as amended (the "Act"), covering the securities issuable upon exercise of the Warrants represented hereby and such registration statement has been declared and shall remain effective and shall be current, and such securities have been registered or qualified or be exempt under the securities laws of the state or other jurisdiction of residence of the Holder and the exercise of the Warrants represented hereby in any such state or other jurisdiction shall not otherwise be unlawful, or (ii) the Company has received an opinion of counsel to the Holder, which counsel and opinion are reasonably satisfactory to the Company, that such securities may be issued in the manner contemplated without an effective registration statement under the Act or applicable state securities laws.

         Prior to the exercise of any Warrant represented hereby, the Holder, as such, shall not be entitled to any rights of a stockholder of the Company, including, without limitation, the right to vote or to receive dividends or other distributions, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided in the Warrant Agreement.

         Subject to the provisions of the Warrant Agreement, this Warrant may be redeemed by the Company, in whole or in part, at $.01 per Warrant at any time commencing twelve (12) months after the Effective Date (as defined in the Warrant Agreement), or earlier with the prior written consent of Janssen-Meyers Associates, L.P., on not less than 30 days prior written notice to the Holder, provided the average closing bid quotation of the Common Stock as reported on the Nasdaq SmallCap Market, if traded thereon, or, if not traded thereon, the average closing bid quotation of the Common Stock if listed on a national securities exchange (or other reporting system that provides last sale prices), has been at least 250% of the then current Exercise Price of the Warrants, for a period of 30 consecutive trading days ending on the day prior to the date on which the Company gives notice of redemption. On and after the date fixed for redemption, the Holder shall have no right with respect to this Warrant except to receive $.01 per Warrant upon surrender of this Warrant.

         Prior to due presentment for registration of transfer hereof, the Company and the Warrant Agent may deem and treat the Holder as the absolute owner hereof and of each Warrant represented hereby (notwithstanding any notations of ownership or writing hereon made by anyone other than a duly authorized officer of the Company or the Warrant Agent) for all purposes and shall not be affected by any notice to the contrary, except as provided in the Warrant Agreement.

         This Warrant Certificate shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflicts of law principles thereof.

         This Warrant Certificate is not valid unless countersigned by the Warrant Agent.

Dated ______________ _____, 1998

                                             NUWAVE TECHNOLOGIES, INC.


                                             By:
                                                --------------------------------
                                                President


Attest:


By:
    ------------------------------------
         Secretary


COUNTERSIGNED:
AMERICAN STOCK TRANSFER & TRUST COMPANY, as Warrant Agent


By:
   -------------------------------------
         Authorized officer

                               CASH EXERCISE FORM


         The undersigned hereby irrevocably exercises the right to purchase __________________ shares of Common Stock of NUWAVE Technologies, Inc., a Delaware corporation, evidenced by the attached Warrant Certificate, and herewith makes payment of the Exercise Price with respect to such shares in full in the form of [wire transfer, cash or check] in the amount of $_______, _____ Warrant Shares to be canceled in connection with such exercise, all in accordance with the conditions and provisions of the Warrant Agreement and the attached Warrant Certificate.

         The undersigned requests that stock certificates for such Warrant Shares be issued, and a Warrant Certificate representing any unexercised portion hereof be issued in the name of the registered Holder and delivered to the undersigned at the address set forth below.



Dated:
      ------------------------------       -------------------------------------
                                           Signature of Registered Holder

                                           -------------------------------------
                                           Name of Registered Holder (Print)

                                           Address of Registered Holder (Print):

                                           -------------------------------------

                                           -------------------------------------


                                           -------------------------------------
                                           Social Security or Taxpayer
                                           Identification Number

                                NET EXERCISE FORM

         The undersigned hereby irrevocably exercises the right to exchange the attached Warrant Certificate for a number of shares of Common Stock of NUWAVE Technologies, Inc., a Delaware corporation, as determined by (i) multiplying the number of Common Stock for which the Warrants are being exercised by the difference (the "Per Share Warrant Value") resulting from subtracting the Exercise Price from the closing bid price for one share of Common Stock on the trading day next preceding the date of exercise (the "Bid Price") and (ii) dividing the product by the Bid Price, all as set forth below:

         No. of Shares for which this Warrant is exercised:
                                                            --------------------

         Per Share Warrant Value                            $
                                                             -------------------

         Bid Price (as of preceding trading day)            $
                                                             -------------------

         No. of Shares to be sent to Warrant Holder
                                                            --------------------

         The undersigned requests that stock certificates for such Warrant Shares be issued and a Warrant Certificate representing any unexercised portion hereof be issued in the name of the registered Holder and delivered to the undersigned at the address set forth below.



Dated:
       ----------------------              -------------------------------------
                                           Signature of Registered Holder

                                           -------------------------------------
                                           Name of Registered Holder (Print)

                                           Address of Registered Holder (Print):


                                           -------------------------------------

                                           -------------------------------------



                                           -------------------------------------
                                           Social Security or Taxpayer
                                           Identification Number

                                 ASSIGNMENT FORM

                     To be Executed by the Registered Holder
                           in Order to Assign Warrants

FOR VALUE RECEIVED, ____________________________, hereby sells, assigns and transfers unto

                        ----------------------------------

                        ----------------------------------

                        ----------------------------------
                        (please print or type name, social
                        security number and address)

__________________________________ of the Warrants represented by this Warrant Certificate, and hereby irrevocably constitutes and appoints
____________________ as its/his/her attorney-in-fact to transfer this Warrant Certificate on the books of the Company, with full power of substitution in the premises.

Dated:
       ----------------------              -------------------------------------
                                           Signature of Registered Holder

                                           -------------------------------------
                                           Name of Registered Holder (Print)

                                           Address of Registered Holder (Print):
-----------------------------
Signature of Guaranteed
                                           -------------------------------------

                                           -------------------------------------



                                           -------------------------------------
                                           Social Security or Taxpayer
                                           Identification Number



THE SIGNATURE TO THE ASSIGNMENT OR THE EXERCISE FORM MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THE ATTACHED WARRANT CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER AND MUST BE GUARANTEED BY A BANK, BROKER, DEALER, CREDIT UNION, SAVINGS ASSOCIATION OR OTHER ENTITY WHICH IS A MEMBER IN GOOD STANDING OF THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM.